SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (date of earliest event reported) June 9, 2002


        Commission file numbers: 333-36519, 333-36519-01 and 333-75567-01

                          FRONTIERVISION HOLDINGS, L.P.
                   FRONTIERVISION HOLDINGS CAPITAL CORPORATION
                 FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

           (Exact names of Registrants as specified in their charters)

          Delaware                                         84-1432334
          Delaware                                         84-1432976
          Delaware                                         84-1481765
(States or other jurisdiction of                         (IRS Employer
 incorporation or organization)                     Identification Numbers)


               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrants' telephone number, including area code (814) 274-9830




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Item 4.  Changes in Registrants' Certifying Accountant.

                  FrontierVision Holdings, L.P. ("Holdings") is 99.9% owned by FrontierVision Partners, L.P. ("FVP"), a wholly-owned subsidiary of Adelphia Communications Corporation ("Adelphia"), and 0.1% owned by FrontierVision Holdings, LLC, a wholly-owned subsidiary of FVP. FrontierVision Holdings Capital Corporation ("Holdings Capital") and FrontierVision Holdings Capital II Corporation ("Holdings Capital II"), are wholly-owned subsidiaries of Holdings.

                  As used herein, the term "Registrants" collectively refers to Holdings, Holdings Capital and Holdings Capital II.

                  On June 9, 2002, Adelphia dismissed Deloitte & Touche LLP ("Deloitte"), its former independent accountants. On June 10, 2002, Deloitte confirmed in writing to Adelphia that the client-auditor relationship between Deloitte and Adelphia, the Registrants and certain other subsidiaries of Adelphia had ceased. On June 13, 2002, Adelphia retained PricewaterhouseCoopers LLP ("PwC") as its independent accountants. Under this engagement PwC will serve as independent accountants of the Registrants and certain other subsidiaries of Adelphia. The Board of Directors of Adelphia and the Audit Committee of the Board of Directors approved the decision to change independent accountants. On June 14, 2002, Deloitte notified Adelphia that it was withdrawing its reports on the financial statements of Adelphia, the Registrants and certain other subsidiaries and affiliates of Adelphia .

                  The Registrants have not yet completed their financial statements or filed their Annual Report on Form 10-K for the year ended December 31, 2001, nor have the Registrants filed their Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. As of the date on which Deloitte was dismissed as the Registrants' independent public accountants, Deloitte had not completed its audit nor had it issued its report with respect to the Registrants' financial statements for the year ended December 31, 2001.

                  The report of Deloitte on the financial statements of the Registrants for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and December 31, 2001, and through the date of this Form 8-K, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreement in its reports on the financial statements. On May 14, 2002, Deloitte suspended its audit of the financial statements of Adelphia and the Registrants for the year ended December 31, 2001. Other than to the extent discussed in Adelphia's Current Report on Form 8-K filed with the Commission on June 14, 2002 (the "Adelphia 8-K"), which is incorporated herein by reference, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K for the years ended December 31, 2001 and December 31, 2000 and through the date of this Form 8-K. The matters disclosed as a reportable event in the Adelphia 8-K constitute a reportable event with respect to the Registrants.

                  The Registrants have provided Deloitte with a copy of the disclosures made in this Form 8-K and has requested that Deloitte furnish the Registrants with a letter addressed to the Commission stating whether or not Deloitte agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter will be filed with the Commission by the Registrants by amendment to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements

    Not applicable.

(b) Pro forma Financial Statements

    Not applicable.

(c) Exhibits

    99.01 Current Report on Form 8-K and Exhibit 99.01 thereto, filed by Adelphia Communications Corporation with the Commission on June 14, 2002 (previously filed and incorporated herein by reference).



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 24, 2002

                                  FRONTIERVISION HOLDINGS, L.P.

                                  By:  FrontierVision Partners, L.P., its
                                       general partner

                                  By:  Adelphia GP Holdings, L.L.C., its
                                       general partner

                                  By:  ACC Operations, Inc., its sole member

                                  By:  /s/ ERLAND E. KAILBOURNE
                                       ------------------------
                                       Erland E. Kailbourne
                                       Acting Chief Executive Officer and
                                       Chairman

                                  FRONTIERVISION HOLDINGS CAPITAL CORPORATION

                                  By:  /s/  ERLAND E. KAILBOURNE
                                       -------------------------
                                       Erland E. Kailbourne
                                       Acting Chief Executive Officer and
                                       Chairman

                                  FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

                                  By:  /s/ ERLAND E. KAILBOURNE
                                       ------------------------
                                       Erland E. Kailbourne
                                       Acting Chief Executive Officer and
                                       Chairman


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                                  EXHIBIT INDEX

Exhibit No.                                       Description

99.01 Current Report on Form 8-K and Exhibit 99.01 thereto, filed by Adelphia Communications Corporation with the Commission on June 14, 2002 (previously filed and incorporated herein by reference).